Exhibit 21
CENDANT CORPORATION

Jurisdiction of
Subsidiary	Incorporation
9805 Willows Avenue, LLC	WA
Aesop Leasing Corporation	DE
AFS Mortgage	CA
Allmon, Tiernan & Ely, Inc.	FL
American Home Settlement Services, LLC	DE
American Title Company of Houston	TX
Amerihost Franchise Systems, Inc.	DE
Apanage B.V.	Netherlands
Apex Marketing, Inc.	AR
APEX Real Estate Information Services Alabama, L.L.C.	AL
Apex Real Estate Information Services LLP	PA
Apollo Galileo USA Partnership	DE
Apollo Galileo USA Sub I, Inc.	DE
Apollo Galileo USA Sub II, Inc.	DE
Apple Ridge Services Corporation	DE
ARAC Management Services, Inc.	DE
Asia-Hotels.com, Limited Hong Kong Associates Investments	CA
Associates Realty, Inc.	CA
Associates Title, LLC	DE
Atlantic Title & Trust, LLC	DE
ATS (RCI) Pty Ltd	Australia
Avenue Plaza LLC	LA
Avis Asia and Pacific, Limited	DE
Avis Car Rental Group, LLC	DE
Avis Caribbean, Limited	DE
Avis Enterprises, Inc.	DE
Avis Group Holdings, LLC	DE
Avis International, Ltd.	DE
Avis Management Pty. Limited	Australia
Avis Operations, LLC	DE
Avis Rent A Car de Puerto Rico, Inc.	Puerto Rico
Avis Rent A Car Limited	New Zealand
Avis Rent A Car System, LLC	DE
Aviscar Inc.	Canada
Baldwin County Settlement Services, LLC	AL
Buccaneer Development, Inc.	Virgin Islands
Budget Rent A Car Australia Pty. Ltd.	Australia
Budget Rent A Car Operations Pty. Ltd.	Australia
Budget Rent A Car System, Inc.	DE
Budget Truck Rental LLC	DE

Jurisdiction of
Subsidiary	Incorporation
Burnet Realty, Inc.	WI
Burnet Title L.L.C.	MN
Burnet Title of Indiana, LLC	IN
Burnet Title of Ohio, LLC	OH
Burnet Title, Inc.	MN
Burrow Escrow Services, Inc.	CA
Cambridge Settlement Services.com, LLC	AL
Canvas Holidays Limited	UK
CD Intellectual Property Holdings, LLC	DE
Cendant (UK) Holdings Limited	UK
Cendant Canada, Inc.	Canada
Cendant Car Rental Group, LLC	DE
Cendant Denmark Aps	Denmark
Cendant Finance Holding Company LLC	DE
Cendant Hospitality, Inc.	DE
Cendant Hotel Group, Inc.	DE
Cendant Hotel Management, Inc.	DE
Cendant International Holdings Limited	UK
Cendant Mobility Client-Backed Relocation Receivables Funding, LLC	DE
Cendant Mobility Financial Corporation	DE
Cendant Mobility Holdings Limited	UK
Cendant Mobility II Ltd.	UK
Cendant Mobility Limited.	UK
Cendant Mobility Relocation Company	DE
Cendant Mobility Services Corporation	DE
Cendant Operations, Inc.	DE
Cendant Real Estate Services Group LLC	DE
Cendant Rental Car Funding (AESOP) LLC	DE
Cendant Settlement Services Group LLC	DE
Cendant TDS China Holdings, Inc.	DE
Cendant Technology Holding, LLC	DE
Cendant Timeshare 2004-1 Receivables Funding, LLC	DE
Cendant Timeshare 2005-1 Receivables Funding, LLC	DE
Cendant Timeshare Conduit Receivables Funding LLC	DE
Cendant Timeshare Resort Group, Inc.	DE
Cendant Timeshare Resort Group-Consumer Finance, Inc.	DE
Cendant Travel Distribution Service Group, Inc.	DE
Cendant Travel Germany GmbH & Co, KG	Frankfurt
Cendant Travel Germany Verwaltungs GmbH	Frankfurt
Cendant Travel Services Co., Ltd.	China
Cendant Travel, Inc.	TN
Cendant UK Acquisition Corporation	DE

Jurisdiction of
Subsidiary	Incorporation
Cendant Vacation Holdco Subsidiary LLC	DE
Cendant Vacation Holdco, Inc.	DE
Cendant Vacation Network Group, Inc.	DE
Cendant Vacation Rental Group Holdings C.V.	Netherlands
Central Florida Title Company	FL
Century 21 Real Estate LLC	DE
Chaconne Pty. Ltd.	Australia
CHM St. Thomas, Inc.	Virgin Islands
Coldwell Banker Corporation	DE
Coldwell Banker King Thompson Auction Services, Inc.	DE
Coldwell Banker Pacific Properties Ltd.	HI
Coldwell Banker Real Estate Corporation	CA
Coldwell Banker Real Estate Services, Inc.	NJ
Coldwell Banker Residential Brokerage Company	CA
Coldwell Banker Residential Brokerage Corporation	DE
Coldwell Banker Residential Brokerage Insurance Agency, Inc.	NJ
Coldwell Banker Residential Real Estate Services of Wisconsin, Inc.	WI
Coldwell Banker Residential Real Estate, Inc.	CA
Coldwell Banker Residential Referral Network, Inc.	CA
Constellation Reinsurance Company Limited	Barbados
Corcoran Group Brooklyn Landmark LLC	NY
Corcoran MLS Holdings LLC	DE
Cornish & Carey Residential, Inc.	CA
Cotton Real Estate, Inc.	MA
CSSG Affiliates Holdings, Inc.	DE
Cuendet & Cie S.p.A.	Italy
Dansommer A/ S	Denmark
Days Inns Worldwide, Inc.	DE
Distribution Systems, Inc.	DE
Donvand Ltd.	United Kingdom
Douglas & Jean Burgdorff, Inc.	NJ
Eastern Resorts Company LLC	RI
Eastern Resorts Corporation	DE
ebookers Limited	United Kingdom
EFI Development Funding, Inc.	DE
EFI Funding Company, Inc.	DE
EMEA Holdings C.V.	Netherlands
English Country Cottages Ltd.	United Kingdom
Entriks Holdings B.V.	Netherlands
Equity Title Company	CA
Equivest Finance, Inc.	DE
Equivest Louisiana, Inc.	DE
Equivest Maryland, Inc.	DE

Jurisdiction of
Subsidiary	Incorporation
Equivest St. Thomas, Inc.	US Virgin Islands
Equivest Vacation and Travel Club, Inc.	NC
ERA Franchise Systems, Inc.	DE
Extra Holidays, LLC	DE
Fairfield Funding Corporation, III	DE
Fairfield Myrtle Beach, Inc.	DE
Fairfield Resort Management Services, Inc.	IN
Fairfield Resorts, Inc.	DE
Fairtide Insurance Ltd.	Bermuda
FFD Development Company, LLC	DE
First California Escrow Corporation	DE
Flairview Travel Pty Ltd	Australia
Flairview Travel, LLC	MD
FRI Daytona, LLC	FL
FSA Membership Services LLC	DE
Galileo Asia, LLC	DE
Galileo BA, Inc.	DE
Galileo Canada Distribution Systems, Inc.	Canada
Galileo International Canada ULC	Nova Scotia
Galileo International Limited	UK
Galileo International Technology, LLC	DE
Galileo International, Inc.	DE
Galileo International, L.L.C.	DE
Galileo Latin America, L.L.C.	DE
Galileo Malaysia, LLC	DE
Galileo Operations, LLC	DE
Galileo Switzerland AG	Switzerland
Galileo Technologies, Inc.	DE
GI Worldwide Holdings C.V.	Netherlands
GIW Holdings, C.V.	Netherlands
Guardian Title Agency, LLC	CO
Gullivers Jersey I Limited	Jersey Channel Islands
Gullivers Jersey II Limited	Jersey Channel Islands
Gullivers Jersey III Limited	Jersey Channel Islands
Gullivers Travel Associates Limited	United Kingdom
HFS Truck Funding Corporation	DE
Hickory Title, LLC	DE
HJ Flavors, Inc.	DE
Holiday Cottages Group Limited (operating under the Blakes and Country Cottages names)	UK
Holiday Homes Africa	DE
Hospitality Operations, Inc.	DE
Hotel Dynamics Argentina S.R.L.	Argentina
HotelClub Pty Limited	Australia

Jurisdiction of
Subsidiary	Incorporation
HotelPORT, Inc.	DE
Howard Johnson International, Inc.	DE
Inmobiliaria Recidencial Los Cabos No. 1 S. de R.L. de C.V.	Mexico
Inmobiliaria Recidencial Los Cabos No. 2 S. de R.L. de C.V.	Mexico
Intercambios Endless Vacation IEV, Inc.	IN
International Life Leisure Group Limited (operating under the Ferrysavers and French Life names)	UK
Internetwork Publishing Corporation (d/b/a lodging.com)	FL
Island Settlement Services, LLC	DE
Jack Gaughen, Inc.	PA
Kenosia Funding, LLC	DE
Knights Franchise Systems, Inc.	DE
Kona Hawaiian Vacation Ownership, L.L.C.	HI
KT Leisure Limited	United Kingdom
Landal Green Parks BV	Netherlands
Leading Residences of the World, LLC	DE
Magellen Technologies, Inc.	DE
Market Street Settlement Group, Inc.	NH
Mercury Settlement Services, LLC	DE
Metro Title, LLC	DE
Mid-State Escrow, LLC	DE
National Internet Travel Agency, LP	FL
Neat Group Corporation	DE
Nisbet Corporation	OH
Novasol A/ S	Denmark
NRT Arizona Commercial, Inc.	DE
NRT Arizona Exito, Inc.	DE
NRT Arizona Referral, Inc.	DE
NRT Arizona Southwest, Inc.	DE
NRT Arizona Success, Inc.	DE
NRT Arizona, Inc.	DE
NRT Chicago LLC	DE
NRT Colorado, Inc.	CO
NRT Columbus, Inc.	DE
NRT Hawaii Referral, LLC	DE
NRT Incorporated	DE
NRT Mid-Atlantic Title Services, LLC	MD
NRT Mid-Atlantic, Inc.	MD
NRT Missouri, Inc.	MO
NRT New England Incorporated	DE
NRT New York, Inc.	DE
NRT Settlement Services of Missouri, Inc.	DE
NRT Settlement Services, LLC	MD
NRT Sunshine Inc.	DE

Jurisdiction of
Subsidiary	Incorporation
NRT Texas, Inc.	TX
NRT Title Services of Maryland, LLC	DE
NRT Utah, Inc.	DE
O’Conor, Piper & Flynn Insurance Agency, LLC	MD
Octopus Travel Group Ltd.	United Kingdom
OctopusTravel Ltd.	Thailand
OctopusTravel.com Ltd.	United Kingdom
Orbitz Away LLC	DE
Orbitz, Inc.	DE
Orbitz, LLC	DE
Palm Resort Group, Inc.	FL
Palm Vacation Group	FL
Paragon Travel Limited	Hong Kong
Pathfinder Insurance Company	CO
Peppertree Resorts Ltd.	NC
Peppertree Resorts Villas, Inc.	NC
Planedrive Limited	United Kingdom
Platinum Title & Settlement Services, LLC	DE
Pointtravel Co. Ltd.	UK
Pointuero V Limited	UK
Prime Commercial, Inc.	UT
Professionals’ Title Company, LLC	DE
Progressive Title Company, Inc.	CA
Quantitude, Inc.	DE
R.J. Young Co.	CA
Raccoon Acquisition I, LLC	DE
Ramada International, Inc.	DE
Ramada Worldwide Inc.	DE
RCI Argentina, Inc.	IN
RCI Brasil Ltda.	Brazil
RCI Call Centre (Ireland) Limited	Ireland
RCI Canada, Inc.	IN
RCI Chile, Inc.	IN
RCI Colombia, Inc.	IN
RCI Consulting, Inc.	IN
RCI Europe	UK
RCI General Holdco 2, Inc.	DE
RCI Hawaii No. 1, LLC	DE
RCI Hawaii No. 2, LLC	DE
RCI India Pvt. Ltd.	India
RCI Kiawah Island, LLC	DE
RCI Pacific Pty. Ltd.	IN
RCI Rewards LLC	DE

Jurisdiction of
Subsidiary	Incorporation
RCI Technology Corp.	CO
RCI Tourism Development (India) Ltd.	UK
Referral Network, LLC	CO
Resort Condominiums International De Mexico S. De R.L. De C.V.	Mexico
Resort Condominiums International, LLC	DE
Resort Rental, LLC	DE
Riverbend Title, LLC	DE
S.D. Shepherd Systems, Inc.	TX
Seawind Settlement Services, LLC	DE
Shawnee Development Inc.	PA
Sierra 2003-1 Receivables Funding Company, LLC	DE
Sierra 2003-2 Receivables Funding Company, LLC	DE
Sierra Deposit Company, LLC	DE
Skyline Title, LLC	DE
Soleil Florida Corp.	FL
Sotheby’s International Realty Affiliates, Inc.	DE
Sotheby’s International Realty Licensee Corporation	DE
Sotheby’s International Realty Westchester, Inc.	DE
Sotheby’s International Realty, Inc.	MI
St. Joe Real Estate Services, Inc.	FL
St. Joe Title Services, LLC	FL
St. Mary’s Title Services, LLC	NH
Steamboat No. 1, LLC	DE
Steamboat No. 2, LLC	DE
Steamboat No. 3, LLC	DE
Steamboat No. 4, LLC	DE
Stilwell Publishing Limited	United Kingdom
Success Financial Equity Management, LLC	DE
Sunland Title, LLC	DE
Super 8 Motels, Inc.	SD
Susquehanna Land Transfers, LLC	DE
Team Fleet Financing Corporation	DE
Telluride No. 1, LLC	DE
Terramar Guaranty Title & Trust, Inc.	FL
Terren Corporation	Canada
Texas American Title Company	TX
The DeWolfe Companies, Inc.	MA
The DeWolfe Company, Inc.	MA
The Four Star Corp.	CT
The Galileo Company	UK
The Individual Travellers Company Limited	UK
The Masiello Group Closing Services, LLC	NH
The Sunshine Group (Florida) Limited Partnership	FL

Jurisdiction of
Subsidiary	Incorporation
The Sunshine Group (Florida) Ltd. Corp.	DE
Title Resources Guaranty Company	TX
TM Acquisition Corp.	DE
Travel 2 Limited	England & Wales
Travel 4 Limited Travel Acquisition Corporation Pty. Limited	England & Wales
Travelbag Limited	UK
Travel Industries, Inc. (d/b/a THOR, Inc.)	Australia
Travelodge Hotels, Inc.	DE
Travelport Corporate Solutions, Inc.	WA
Travelwire A/ S	Denmark
Trendwest Funding I, Inc.	DE
Trendwest Leasing, L.L.C.	WA
Trendwest Resorts, Inc.	OR
Trendwest South Pacific Pty. Limited	Australia
TRI Funding III, Inc.	DE
TRI Funding IV, Inc.	DE
TRI Funding V, Inc.	DE
Trip Network, Inc.	DE
Trip.com, Inc.	DE
TRUST International Hotel Reservation Services GmbH	Germany
TTG Independent Holidays Group Limited	UK
TW Holdings II, Inc.	DE
Two Flags Joint Venture LLC	DE
UK Relocation Receivables Funding Limited	United Kingdom
Vacation Break Resorts at Palm Aire, Inc.	FL
Vacation Break U.S.A., Inc.	FL
Vacation Exchanges International Pty. Limited	South Africa
Vacation Management Services	South Africa
Valley of California, Inc.	CA
Welcome Holidays Limited	UK
West Coast Escrow Company	CA
West Coast Valencia Escrow Company, Inc.	DE
William Orange Realty, Inc.	CT
Wingate Inns International, Inc.	DE
Wizard Co., Inc.	DE
WizCom International, Ltd.	DE
Wizcom, Inc.	DE
Worldbookers Limited	United Kingdom
WTH Canada, Inc.	Canada
WTH Pty Limited	Australia
Wyndham Franchise Systems, LLC	DE
Wyndham Worldwide Inc.	DE